American Republic Insurance Company
                  National Headquarters: Des Moines, Iowa 50334



                                                                   March 1, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: American Republic Variable Annuity Account
File Number:  811-4921
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), American Republic Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.


Pursuant to Rule 30b2-1 under the Act, on March 1, 2006, the AllianceBernstein Variable Products Series Fund (811-05398) filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.


Sincerely,

/s/ Paul Mikkelsen

Paul Mikkelsen

cc: Fred Bellamy